Accounts Receivable and Other Receivables	12 Months Ended
Dec. 31, 2010
Accounts Receivable and Other Receivables [Abstract]
ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

6.	ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

Accounts receivables are recognized and carried at the original invoice amount less allowance for any doubtful accounts. The Company establishes an allowance for doubtful accounts primarily based on the age of the receivables and factors surrounding the credit risk of specific customers. The Company made provisions for doubtful accounts in the aggregate amount of $15.8 million, negative $0.1 million and $18.5 million during the years ended December 31, 2008, 2009 and 2010, respectively. Bad debts are written off as incurred.

Analysis of allowances for accounts receivable is as follows:

	At December 31,
	2009	2010

Beginning of the year	$4.5	$4.8
Allowances made during the year	1.8	5.9
Write off	(1.5)	—

Closing balance	$4.8	$10.7

Analysis of allowances for other receivable is as follows:

	At December 31,
	2009	2010

Beginning of the year	$12.1	$11.7
Allowances made during the year	(0.4)	15.0
Write off	—	(2.4)

Closing balance	$11.7	$24.3

Included within the accounts receivable, there was a EUR 76.8 million (equivalent of $110.2 million) and EUR 7.8 million (equivalent of $10.4 million) balance from investee companies of Global Solar Fund (“GSF Investees”) as of December 31 2009 and 2010. Sales to GSF Investees are made with similar sales terms as those offered to third parties and follow the same revenue recognition policy. Total sales to GSF Investees were EUR 91.0 million (equivalent of $115.8 million) and EUR 157.0 million (equivalent of $197.4 million) during the years ended December 31, 2009 and 2010, respectively. The Company conducted a thorough credit review process before agreeing to the credit terms provided to GSF Investees, which process also considered the availability of financing support from Global Solar Fund to its investee companies.

From time to time, the Company enters into accounts receivables factoring agreements with unaffiliated financial institutions. The Company has accounted for these contracts of accounts receivables factoring as sales where the entire credit risk is transferred to the factoring company. Such receivables are excluded from the assets in the Company’s balance sheet. During 2009 and 2010, the Company sold trade account receivables aggregating $178.6 million and $332.4 million with total discount of $0.9 million and $4.0 million recorded in interest expense, respectively. The Company’s ability to sell such receivables to these financial institutions on current terms and conditions is uncertain and is dependent on the creditworthiness of the customers involved, the credit risks in the specific countries concerned and the institutions’ policies from time to time.

Other receivables represents non-trade receivables from third parties, net of specific provision for doubtful accounts such as receivables from a third party leasing company for certain sale and lease back transactions, refundable deposits as bidding guarantees, and other miscellaneous non-trade receivables.